                                                                   EXHIBIT 99

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 6, 1996                                   /S/ Ray L. Hunt
                                                      ---------------
                                                      Ray L. Hunt

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 6, 1996                                   /S/ James A. Baker III
                                                      ----------------------
                                                      James A. Baker III

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 15, 1996                                  /S/ Richard B. Cheney
                                                      ----------------------
                                                      Richard B. Cheney

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 7, 1996                                   /S/ Ray J. Groves
                                                      -----------------
                                                      Ray J. Groves

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 6, 1996                                   /S/ Dr. Judith Rodin
                                                      --------------------
                                                      Dr. Judith Rodin

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 11, 1996                                  /S/ Enrique J. Sosa
                                                      -------------------
                                                      Enrique J. Sosa

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the naming of the undersigned as a person expected to become a director of Electronic Data Systems Holding Corporation, a Delaware corporation ("EDS"), in the registration statement on Form S-4 to be filed by EDS in connection with the proposed split-off of EDS from General Motors Corporation.


Date: March 11, 1996                                  /S/ Robert Kidder
                                                      -----------------
                                                      Robert Kidder